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[Number]              TSI INTERNATIONAL  SOFTWARE LTD.              [Shares]

INCORPORATED UNDER THE LAWS OF
THE STATE OF DELAWARE                                            COMMON STOCK



THIS CERTIFIES THAT                                      CUSIP 872879 10 1
                                                          SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS
IS THE OWNER OF


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.01 PER SHARE OF


                        TSI INTERNATIONAL SOFTWARE LTD.

(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT AND CHIEF      [CORPORATE SEAL]        VICE PRESIDENT, FINANCE AND
 EXECUTIVE OFFICER                                      ADMINISTRATION
                                                  CHIEF FINANCIAL OFFICER AND
                                                           SECRETARY
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                       TSI INTERNATIONAL SOFTWARE LTD.

  The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -- as tenants in    UNIF GIFT ACT - __________ Custodian ____________
              common                             (Cust)                (Minor)
TEN ENT    -- as tenants by                    under Uniform Gifts to Minors
JT TEN     -- as joint tenants                 Act _____________________________
              with right of                                  (State)
              survivorship and
              not as tenants in common


   Additional abbreviations may also be used though not in the above list.


     For value received, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE




________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated________________________________


                                             __________________________________
                                    Notice:  THE SIGNATURE  TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed;


_____________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.